UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 28, 2021
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, Louisiana 71270

(Address of principal executive offices including zip code)
(318) 255-2222

(Registrant's telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBNK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election Of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
    On April 28, 2021, at the 2021 annual meeting of stockholders (the “Annual Meeting”) of Origin Bancorp, Inc. (the "Company"), the Company’s stockholders approved the Origin Bancorp, Inc. 2021 Employee Stock Purchase Plan (“ESPP”). A description of the ESPP is set forth in the Company’s proxy statement for the Annual Meeting in the section entitled "Proposal 3 - Approval of the Origin Bancorp, Inc. 2021 Employee Stock Purchase Plan," which description is incorporated herein by reference. The description is qualified in its entirety by reference to the copy of the ESPP attached hereto as Exhibit 10.1, which is also incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders
On April 28, 2021, the Company held its Annual Meeting in a virtual meeting format. Of the 23,488,884 shares of common stock eligible to vote at the Annual Meeting, 19,867,503 shares were represented in person or by proxy, representing approximately 84.58% of the outstanding shares as of the record date for the Annual Meeting. The final voting results of voting on each of the proposals submitted to stockholders at the Annual Meeting are as follows:
Proposal 1 - Elect twelve directors to serve until the 2022 annual meeting of stockholders and until their successors are elected and qualified.

Election of directors:	For	Against	Abstain	Broker Non-Vote
01 James D. A'gostino, Jr.	17,687,137	47,228	723	2,132,415
02 James Davison, Jr.	17,507,108	226,889	1,091	2,132,415
03 A La'Verne Edney	17,684,971	48,894	1,223	2,132,415
04 Meryl Farr	17,712,208	21,683	1,197	2,132,415
05 Richard Gallot, Jr.	17,446,815	287,101	1,172	2,132,415
06 Stacey Goff	17,474,673	259,824	591	2,132,415
07 Michael Jones	17,400,094	334,326	668	2,132,415
08 Gary Luffey	17,419,839	314,581	668	2,132,415
09 Farrell Malone	17,686,938	47,427	723	2,132,415
10 Drake Mills	17,526,966	207,480	642	2,132,415
11 Elizabeth Solender	17,172,627	561,238	1,223	2,132,415
12 Steven Taylor	17,419,337	315,083	668	2,132,415
Proposal 2 - Approve, on a non-binding advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Vote
12,968,018	4,756,813	10,257	2,132,415
Proposal 3 - Approve the Origin Bancorp, Inc. 2021 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Vote
17,702,188	28,495	4,405	2,132,415
Proposal 4 - Ratify the appointment of BKD, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Vote
19,839,273	26,156	2,074	—

ITEM 7.01	Regulation FD
    On April 30, 2021, the Company issued a press release announcing the election of A. La’Verne Edney and Meryl Farr as new members of the Company's Board of Directors. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As provided in General Instructions B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K.
Exhibit 10.1	Origin Bancorp, Inc. 2021 Employee Stock Purchase Plan
Exhibit 99.1	Press release, dated April 30, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 30, 2021	ORIGIN BANCORP, INC.

By: /s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer